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                                                                EXHIBIT 10(A)

                               FIRST AMENDMENT TO
              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         This First Amendment to Third Amended and Restated Revolving Credit Agreement (the "First Amendment") is made as of March 16, 1998 by and among SOURCE ONE MORTGAGE SERVICES CORPORATION, a Delaware corporation (the "Company"), THE MORTGAGE AUTHORITY, INC., a Delaware corporation ("TMA"), CENTRAL PACIFIC MORTGAGE COMPNY, a California corporation ("CPM"), the lenders identified on the signature pages hereof, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), individually as a Lender and as administrative agent for the Lenders.

                                    RECITALS

         The Company, TMA, CPM, the Agent and the Lenders are parties to a certain Third Amended and Restated Revolving Credit Agreement, dated as of July 25, 1997, as modified by New/Modified Commitment Supplements dated as of December 17, 1997 and March 16, 1998 (as modified so modified and as may be further modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Company, TMA and CPM on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         The Company, TMA, CPM, the Agent and the Lenders desire to amend the Credit Agreement to (i) modify the definition of Eligible Repurchased Agency Loans and Receivables, (ii) modify the definition of Nonconforming Mortgage Loan, and (iii) modify the Borrowing Base Sublimits relating to Nonconforming Mortgage Loans.

                                   AGREEMENTS

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Nonconforming Mortgage Loans. Clause (v) of the definition of Nonconforming Mortgage Loan in Section 1.1 of the Credit Agreement is hereby deleted and replaced with "(v) has an original principal balance of less than $400,000 in any event".

         2. Eligible Repurchased Agency Loans and Receivables. Clause (i) of the definition of Eligible Repurchased Agency Loans and Receivables in Section 4.2 of the Credit Agreement is hereby deleted and replaced with "(i) the Company's purchase was in compliance with all regulations of the Federal Agency which issued or guaranteed the Security relating to the mortgage pool from which the Repurchased Agency Loans and Receivables were repurchased;".

         3. Nonconforming Mortgage Loan Sublimits. Clause (ii) of Section 4.5 of the Credit Agreement (Borrowing Base Sublimits) is hereby deleted and replaced with "(ii) attributable to (A) all Nonconforming Mortgage Loans shall not exceed ten percent (10%) of

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the Aggregate Commitment, (B) those Nonconforming Mortgage Loans which are also
HLTV Loans shall not exceed two and one half percent (2.5%) of the Aggregate Commitment, and (C) those Nonconforming Mortgage Loans which have an original principal balance in excess $200,000 shall not exceed on percent (1%) of the Aggregate Commitment;".

         4.    Miscellaneous.

               (a) All references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

               (b) The Company, TMA and CPM each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this First Amendment, (i) the representations and warranties of the Company, TMA and CPM contained in the Credit Documents are accurate and complete in all respects, and (ii) no Default or event which with the giving of notice and/or the passage of time would constitute a Default has occurred and is continuing.

               (c) In all other respects, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. This First Amendment may be executed in any number counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart. Each of the changes contained in this First Amendment shall become effective when Lenders holding the applicable required percentage of the Aggregate Commitment have executed and delivered a counterpart.

               (d) This First Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the Company, TMA, CPM, the Lenders and the Agent have executed this First Amendment as of the date first above written.

COMPANY:                                SOURCE ONE MORTGAGE SERVICES CORPORATION


                                        By: /s/ Michael C. Allemang
                                            ------------------------------------
                                        Name:  Michael C. Allemang
                                        Title:   EVP/CFO


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TMA:                                    THE MORTGAGE AUTHORITY, INC.


                                        By: /s/ Larry N. Ciofu
                                            ------------------------------------
                                        Name:  Larry N. Ciofu
                                              ----------------------------------
                                        Title: VP


CPM:                                    CENTRAL PACIFIC MORTGAGE COMPANY


                                        By: /s/ Mark A. Janssen
                                            ------------------------------------
                                        Name:  Mark A. Janssen
                                              ----------------------------------
                                        Title: EVP
                                              ----------------------------------


AGENT:                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Agent


                                        By: /s/ Ann H. Chudacoff
                                            ------------------------------------
                                        Name:  Ann H. Chudacoff
                                              ----------------------------------
                                        Title:  First Vice President
                                              ----------------------------------


LENDERS:                                THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ Ann H. Chudacoff
                                            ------------------------------------
                                        Name:  Ann H. Chudacoff
                                              ----------------------------------
                                        Title: First Vice President
                                              ----------------------------------


                                        BANK OF AMERICA NT & SA


                                        By:  /s/ Thomas A. Pizurie
                                            ------------------------------------
                                        Name:  Thomas A. Pizurie
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        THE BANK OF NEW YORK


                                        By:  /s/ Patricia M. Dominus
                                            ------------------------------------
                                        Name:  Patricia M. Dominus
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------


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                                        BANKERS TRUST COMPANY


                                        By:  /s/ John O'Rourke
                                            ------------------------------------
                                        Name:  John O'Rourke
                                              ----------------------------------
                                        Title:  Managing Director
                                              ----------------------------------


                                        BANQUE PARIBAS


                                        By:  /s/ David R. Laffey
                                            ------------------------------------
                                        Name:  David R. Laffey
                                              ----------------------------------
                                        Title:  Director
                                              ----------------------------------


                                        By:  /s/ Victor S. Brown
                                            ------------------------------------
                                        Name:  Victor S. Brown
                                              ----------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------

                                        CIBC, INC.


                                        By:  /s/ Gerald Girardi
                                            ------------------------------------
                                        Name:  Gerald Girardi
                                              ----------------------------------
                                        Title:  Executive Director
                                              ----------------------------------
                                                CIBC Oppenheimer Corp.,
                                                             AS AGENT


                                        COMERICA BANK


                                        By:  /s/ Dan M. Roman
                                            ------------------------------------
                                        Name:  Dan M. Roman
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        CORESTATES BANK, N.A.


                                        By:  /s/ John P. White
                                            ------------------------------------
                                        Name:  John P. White
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:  /s/ W. Jay Buckley      3/12/98
                                            ------------------------------------
                                        Name:  W. Jay Buckley
                                              ----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


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                                        FLEET BANK N.A.


                                        By: /s/ Gerard Painter
                                            ------------------------------------
                                        Name: Gerard Painter
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        GUARANTY FEDERAL BANK, F.S.B.


                                        By: /s/ W. James Meintjes
                                            ------------------------------------
                                        Name: W. James Meintjes
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        HARRIS TRUST AND SAVINGS BANK


                                        By: /s/ Michael A. Houlihou
                                            ------------------------------------
                                        Name: Michael A. Houlihou
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        MARINE MIDLAND BANK


                                        By: /s/ Paul A. Narduzzo
                                            ------------------------------------
                                        Name: Paul A. Narduzzo
                                              ----------------------------------
                                        Title: Administrative Vice President
                                               ---------------------------------


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, LOS ANGELES AGENCY


                                        By: /s/ Yasushi Satomi
                                            ------------------------------------
                                        Name: Yasushi Satomi
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        NATIONAL CITY BANK OF KENTUCKY


                                        By: /s/ Mary Jo Reiss
                                            ------------------------------------
                                        Name: Mary Jo Reiss
                                              ----------------------------------
                                        Title: Corporate Banking Officer
                                               ---------------------------------

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                                        PNC BANK, KENTUCKY, INC.


                                        By: /s/ Sloane Graff
                                            ------------------------------------
                                        Name: Sloane Graff
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        WELLS FARGO BANK, NA


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                        NEW YORK BRANCH


                                        By: /s/ Kenneth R. Crespo
                                            ------------------------------------
                                        Name: Kenneth R. Crespo
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        By: /s/ David J. Sellers
                                            ------------------------------------
                                        Name: David J. Sellers
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

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